UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): September 21, 2018

ADT Inc.
(Exact name of Registrant as specified in its charter)

Delaware	47-4116383
(State of Incorporation)	(I.R.S. Employer Identification No.)
001-38352
(Commission File Number)

1501 Yamato Road Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)
(561) 322-7235
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)
On September 21, 2018, ADT Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on August 9, 2018.

(b)
Proposal 1. To elect David Ryan and Lee J. Solomon to the Board of Directors of the Company as Class I directors, in each case, for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2021. The Company’s stockholders duly elected Mr. Ryan and Mr. Solomon by at least a plurality of the votes cast, to serve as Class I directors until the 2021 annual meeting of stockholders and until his successor is elected and qualified. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David Ryan	691,386,636	31,662,128	13,013,620
Lee J. Solomon	662,608,971	60,439,793	13,013,620

Proposal 2. To conduct an advisory vote to approve the compensation of the Company’s named executive officers. The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers (a “say-on-pay vote”). The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
722,301,225	624,877	122,656	13,013,626

Proposal 3. To conduct an advisory vote on the frequency of future say-on-pay votes. The Company’s stockholders voted, on a non-binding, advisory basis, to hold a say-on-pay vote every year. The results of the voting were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
722,687,011	58,195	173,111	130,440	13,013,627

Proposal 4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2018. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
735,650,670	316,810	94,904

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 2018	ADT Inc.

	By:	/s/ P. Gray Finney
P. Gray Finney
Senior Vice President,
Chief Legal Officer and Secretary